UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2025
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On March 25, 2025, Stephen P. MacMillan, notified the Board of Directors (the “Board”) of Illumina, Inc. (the “Company”) of his intention to resign as a director of the Company, effective as of March 28, 2025. Mr. MacMillan’s resignation is not the result of any dispute or disagreement with the Company or the Company’s Board of Directors on any matter relating to the operations, policies or practices of the Company.
(d) On March 25, 2025, the Board elected Keith A. Meister to serve on the Board beginning March 28, 2025. Mr. Meister will stand for election at the Company’s 2025 annual meeting of stockholders to serve for a one-year term commencing with such meeting. There is no arrangement or understanding between Mr. Meister and any other person pursuant to which he was selected as a director. In addition, Mr. Meister is not a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933. Mr. Meister will participate in the non-employee director compensation programs described under “Director Compensation” in the Company’s proxy statement filed on April 4, 2024.
Item 7.01 Regulation FD Disclosure.
On March 25, 2025, the Company issued a press release to announce the changes in Board membership described in Items 5.02(b) and (d) above. In addition, Dr. Scott Gottlieb has been elected non-executive Chair of Illumina’s Board, effective as of March 28, 2025. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press release dated March 25, 2025 issued by Illumina, Inc.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	March 25, 2025	By:	/s/ SCOTT DAVIES
		Name:	Scott Davies
		Title:	Chief Legal Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated March 25, 2025 issued by Illumina, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)